Exhibit 99.1
Evoqua Water Technologies Corp.
Segment results (unaudited) for the years ended September 30, 2018, 2017 and 2016 (in millions) are as follows -

	Three months ended
	December 31,	March 31,	June 30,	September 30,	Total Year
	2017	2018	2018	2018	2018
Total sales
Integrated Solutions and Services	$195.0	$207.2	$211.2	$231.4	$844.8
Applied Products Technologies	124.1	148.5	152.9	153.8	579.3
Total sales	319.1	355.7	364.1	385.2	1,424.1
Intersegment sales
Integrated Solutions and Services	3.1	2.7	1.9	1.5	9.2
Applied Products Technologies	18.9	19.3	19.7	17.5	75.4
Total sales	22.0	22.0	21.6	19.0	84.6
Sales to external customers
Integrated Solutions and Services	191.9	204.5	209.3	229.9	835.6
Applied Products Technologies	105.2	129.2	133.2	136.3	503.9
Total sales	297.1	333.7	342.5	366.2	1,339.5
Income from operations
Integrated Solutions and Services	34.1	34.6	29.2	40.1	138.0
Applied Products Technologies	8.2	24.1	28.1	11.5	71.9
Corporate	(32.5)	(32.9)	(42.5)	(35.2)	(143.1)
Total income from operations	9.8	25.8	14.8	16.4	66.8
Depreciation and amortization
Integrated Solutions and Services	11.1	11.6	12.3	13.8	48.8
Applied Products Technologies	3.9	4.0	4.1	4.7	16.7
Corporate	4.8	4.9	5.2	5.5	20.4
Total depreciation and amortization	19.8	20.5	21.6	24.0	85.9
Earnings before interest, taxes, depreciation and amortization (EBITDA)
Integrated Solutions and Services	45.2	46.2	41.5	53.9	186.8
Applied Products Technologies	12.1	28.1	32.2	16.2	88.6
Corporate	(27.7)	(28.0)	(37.3)	(29.7)	(122.7)
Total EBITDA	29.6	46.3	36.4	40.4	152.7
Adjustments to EBITDA
Integrated Solutions and Services	—	—	2.6	—	2.6
Applied Products Technologies	—	—	(4.3)	7.7	3.4
Corporate	10.4	11.4	23.3	13.1	58.2
Total Adjustments	10.4	11.4	21.6	20.8	64.2
Adjusted EBITDA
Integrated Solutions and Services	45.2	46.2	44.1	53.9	189.4
Applied Products Technologies	12.1	28.1	27.9	23.9	92.0
Corporate	(17.3)	(16.6)	(14.0)	(16.6)	(64.5)
Total Adjusted EBITDA	$40.0	$57.7	$58.0	$61.2	$216.9

	Three months ended
	December 31,	March 31,	June 30,	September 30,	Total Year
	2016	2017	2017	2017	2017
Total sales
Integrated Solutions and Services	$170.0	$184.1	$182.8	$217.0	$753.9
Applied Products Technologies	125.4	134.0	146.1	162.3	567.8
Total sales	295.4	318.1	328.9	379.3	1,321.7
Intersegment sales
Integrated Solutions and Services	1.5	1.3	1.8	4.0	8.6
Applied Products Technologies	14.0	16.9	16.0	18.8	65.7
Total intersegment sales	15.5	18.2	17.8	22.8	74.3
Sales to external customers
Integrated Solutions and Services	168.5	182.8	181.0	213.0	745.3
Applied Products Technologies	111.4	117.1	130.1	143.5	502.1
Total sales	279.9	299.9	311.1	356.5	1,247.4
(Loss) income from operations
Integrated Solutions and Services	26.1	27.8	30.0	40.7	124.6
Applied Products Technologies	14.2	17.7	24.7	28.0	84.6
Corporate	(45.8)	(33.5)	(28.3)	(32.4)	(140.0)
Total (loss) income from operations	(5.5)	12.0	26.4	36.3	69.2
Depreciation and amortization
Integrated Solutions and Services	10.0	10.6	10.2	12.8	43.6
Applied Products Technologies	4.5	4.1	3.1	4.3	16.0
Corporate	4.1	4.2	5.0	5.0	18.3
Total depreciation and amortization	18.6	18.9	18.3	22.1	77.9
Earnings before interest, taxes, depreciation and amortization (EBITDA)
Integrated Solutions and Services	36.1	38.4	40.2	53.5	168.2
Applied Products Technologies	18.7	21.8	27.8	32.3	100.6
Corporate	(41.7)	(29.3)	(23.3)	(27.4)	(121.7)
Total EBITDA	13.1	30.9	44.7	58.4	147.1
Adjustments to EBITDA
Integrated Solutions and Services					—
Applied Products Technologies					—
Corporate	24.1	13.0	10.4	13.1	60.6
Total Adjustments	24.1	13.0	10.4	13.1	60.6
Adjusted EBITDA
Integrated Solutions and Services	36.1	38.4	40.2	53.5	168.2
Applied Products Technologies	18.7	21.8	27.8	32.3	100.6
Corporate	(17.6)	(16.3)	(12.9)	(14.3)	(61.1)
Total Adjusted EBITDA	$37.2	$43.9	$55.1	$71.5	$207.7

	Three months ended
	December 31,	March 31,	June 30,	September 30,	Total Year
	2015	2016	2016	2016	2016
Total sales
Integrated Solutions and Services	$168.7	$175.0	$177.3	$190.1	$711.1
Applied Products Technologies	97.8	110.8	135.6	148.4	492.6
Total sales	266.5	285.8	312.9	338.5	1,203.7
Intersegment sales
Integrated Solutions and Services	1.6	2.2	1.9	1.5	7.2
Applied Products Technologies	10.5	13.6	17.8	17.4	59.3
Total intersegment sales	12.1	15.8	19.7	18.9	66.5
Sales to external customers
Integrated Solutions and Services	167.1	172.8	175.4	188.6	703.9
Applied Products Technologies	87.3	97.2	117.8	131.0	433.3
Total sales	254.4	270.0	293.2	319.6	1,137.2
Income from operations
Integrated Solutions and Services	20.1	23.0	25.9	35.0	104.0
Applied Products Technologies	6.7	11.1	21.7	24.3	63.8
Corporate	(25.5)	(27.4)	(33.7)	(44.1)	(130.7)
Total income from operations	1.3	6.7	13.9	15.2	37.1
Depreciation and amortization
Integrated Solutions and Services	10.4	10.5	10.6	10.8	42.3
Applied Products Technologies	1.8	1.8	3.7	3.9	11.2
Corporate	4.2	4.0	4.0	3.6	15.8
Total depreciation and amortization	16.4	16.3	18.3	18.3	69.3
Earnings before interest, taxes, depreciation and amortization (EBITDA)
Integrated Solutions and Services	30.5	33.5	36.5	45.8	146.3
Applied Products Technologies	8.5	12.9	25.4	28.2	75.0
Corporate	(21.3)	(23.4)	(29.7)	(40.5)	(114.9)
Total EBITDA	17.7	23.0	32.2	33.5	106.4
Adjustments to EBITDA
Integrated Solutions and Services					—
Applied Products Technologies					—
Corporate	7.8	6.9	13.1	25.9	53.7
Total Adjustments	7.8	6.9	13.1	25.9	53.7
Adjusted EBITDA
Integrated Solutions and Services	30.5	33.5	36.5	45.8	146.3
Applied Products Technologies	8.5	12.9	25.4	28.2	75.0
Corporate	(13.5)	(16.5)	(16.6)	(14.6)	(61.2)
Total Adjusted EBITDA	$25.5	$29.9	$45.3	$59.4	$160.1

Adjusted EBITDA
Adjusted EBITDA is one of the primary metrics used by management to evaluate the financial performance of our business. Adjusted EBITDA is defined as net income (loss) before interest expense, income tax benefit (expense) and depreciation and amortization, adjusted for the impact of certain other items, including restructuring and related business transformation costs, purchase accounting adjustment costs, non-cash share-based compensation, sponsor fees, transaction costs and other gains, losses and expenses. We present Adjusted EBITDA, which is not a recognized financial measure under accounting principles generally accepted in the United States (“GAAP”), because we believe it is frequently used by analysts, investors and other interested parties to evaluate companies in our industry. Further, we believe it is helpful in highlighting trends in our operating results, because it excludes, among other things, certain results of decisions that are outside the control of management, while other measures can differ significantly depending on long‑term strategic decisions regarding capital structure, the tax jurisdictions in which we operate and capital investments. Management uses Adjusted EBITDA to supplement GAAP measures of performance as follows:

•
to assist investors and analysts in comparing our operating performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance;

•	in our management incentive compensation which is based in part on components of Adjusted EBITDA;

•	in certain calculations under our senior secured credit facilities, which use components of Adjusted EBITDA;

•	to evaluate the effectiveness of our business strategies;

•	to make budgeting decisions; and

•	to compare our performance against that of other peer companies using similar measures.
In addition to the above, our chief operating decision maker uses EBITDA and Adjusted EBITDA of each reportable segment to evaluate the operating performance of such segments. EBITDA and Adjusted EBITDA of the reportable segments does not include certain unallocated charges that are presented within Corporate activities. These unallocated charges include certain restructuring and other business transformation charges that have been incurred to align and reposition the Company to the current reporting structure, acquisition related costs (including transaction costs, integration costs and recognition of backlog intangible assets recorded in purchase accounting) and share-based compensation charges.
You are encouraged to evaluate each adjustment and the reasons we consider it appropriate for supplemental analysis. In addition, in evaluating Adjusted EBITDA, you should be aware that in the future, we may incur expenses similar to the adjustments in the presentation of Adjusted EBITDA. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non‑recurring items. In addition, Adjusted EBITDA may not be comparable to similarly titled measures used by other companies in our industry or across different industries.

The following is a reconciliation of our Net (loss) income to Adjusted EBITDA by period (in millions):

	Three months ended
	December 31,	March 31,	June 30,	September 30,	Total Year
	2017	2018	2018	2018	2018
Net (loss) income	$(3.0)	$13.0	$1.0	$(3.1)	$7.9
Income tax expense (benefit)	(4.4)	2.0	1.4	2.4	1.4
Interest expense	17.2	10.8	12.4	17.1	57.5
Operating profit	9.8	25.8	14.8	16.4	66.8
Depreciation and amortization	19.8	20.5	21.6	24.0	85.9
EBITDA	29.6	46.3	36.4	40.4	152.7
Restructuring and related business transformation costs	8.2	8.2	8.9	9.1	34.4
Share-based compensation	2.6	4.3	4.4	4.5	15.8
Sponsor fees	0.3	—	—	—	0.3
Transaction costs	0.5	0.8	4.7	1.6	7.6
Other gains, losses and expenses	(1.2)	(1.9)	3.6	5.6	6.1
Adjusted EBITDA	$40.0	$57.7	$58.0	$61.2	$216.9

	Three months ended
	December 31,	March 31,	June 30,	September 30,	Total Year
	2016	2017	2017	2017	2017
Net (loss) income	$(13.2)	$4.9	$1.7	$13.0	$6.4
Income tax expense (benefit)	(7.1)	(4.8)	12.2	7.1	7.4
Interest expense	14.8	11.9	12.5	16.2	55.4
Operating (loss) profit	(5.5)	12.0	26.4	36.3	69.2
Depreciation and amortization	18.6	18.9	18.3	22.1	77.9
EBITDA	13.1	30.9	44.7	58.4	147.1
Restructuring and related business transformation costs	13.2	9.9	13.3	14.9	51.3
Purchase accounting adjustment costs	0.2	—	—	—	0.2
Share-based compensation	0.5	0.6	0.6	0.6	2.3
Sponsor fees	1.0	1.0	1.0	1.2	4.2
Transaction costs	1.4	2.4	1.9	1.6	7.3
Other gains, losses and expenses	7.8	(0.9)	(6.4)	(5.2)	(4.7)
Adjusted EBITDA	$37.2	$43.9	$55.1	$71.5	$207.7

	Three months ended
	December 31,	March 31,	June 30,	September 30,	Total Year
	2015	2016	2016	2016	2016
Net (loss) income	$(2.7)	$(0.9)	$16.5	$0.1	$13.0
Income tax expense (benefit)	(5.0)	(1.4)	(14.1)	2.1	(18.4)
Interest expense	9.0	9.0	11.5	13.0	42.5
Operating profit	1.3	6.7	13.9	15.2	37.1
Depreciation and amortization	16.4	16.3	18.3	18.3	69.3
EBITDA	17.7	23.0	32.2	33.5	106.4
Restructuring and related business transformation costs	4.5	7.0	6.6	25.0	43.1
Purchase accounting adjustment costs	—	—	—	1.3	1.3
Share-based compensation	0.5	0.4	0.5	0.6	2.0
Sponsor fees	0.8	1.1	1.0	0.9	3.8
Transaction costs	0.1	2.5	1.4	1.4	5.4
Other gains, losses and expenses	1.9	(4.1)	3.6	(3.3)	(1.9)
Adjusted EBITDA	$25.5	$29.9	$45.3	$59.4	$160.1
Adjusted EBITDA on a segment basis is defined as earnings before interest, taxes, depreciation and amortization adjusted for the impact of certain other items that have been reflected at the segment level. The following is a reconciliation of our segment operating profit to Adjusted EBITDA (in millions):

	Three Months Ended
	June 30, 2018		September 30, 2018
	Integrated Solutions and Services	Applied Products Technologies	Integrated Solutions and Services	Applied Products Technologies
Operating Profit	$29.2	$28.1	$40.1	$11.5
Depreciation and amortization	12.3	4.1	13.8	4.7
EBITDA	41.5	32.2	53.9	16.2
Restructuring and related business transformation costs (a)	—	1.1	—	0.4
Transaction costs (b)	2.6	—	—	—
Legal fees (c)	—	—	—	1.9
Other (gains), losses and expenses (d)	—	(5.4)	—	5.4
Adjusted EBITDA	$44.1	$27.9	$53.9	$23.9
(a)    Represents costs and expenses incurred in connection with restructuring initiatives ($1.1 million and $0.5 million for the three months ended June 30 and September 30, 2018, respectively) . Such expenses are primarily composed of severance and relocation costs distinct to our Applied Products Technologies segment.
(b)    Represents costs associated with the full achievement of earn-out targets established during the Noble and ADI acquisitions, distinct to our Integrated Solutions and services segment.
(c)    Represents $1.9 million of warranty costs associated with the settlement of a legacy claim, distinct to our Applied Products Technology segment.
(d)    Represents the following costs distinct to our Applied Products Technologies segment -

(i)	Gain on the sale of assets related to the disposition of land at our Windsor, Australia location ($6.8 million) recognized in the three months ended June 30, 2018;

(ii)
Costs related to the remediation of manufacturing defects caused by a third party vendor for which the Company is seeking restitution ($1.6 million and $2.3 million for the three months ended June 30 and September 30, 2018, respectively);

(iii)	$2.6 million expense related to the disposal of inventory as part of the migration of an operational business unit to a new ERP system recognized in the three months ended September 30, 2018; and

(iv)	$0.4 million expense related to costs associated with a terminated business venture recognized in the three months ended September 30, 2018.